UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2025

AMEREN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         On December 12, 2025, the Board of Directors (the "Board") of Ameren Corporation ("Ameren") elected Jamie L. Engstrom to the Board, with a term beginning on January 1, 2026, and expiring at Ameren's Annual Meeting of Shareholders in 2026. Also effective January 1, 2026, the Board appointed Ms. Engstrom to the Audit and Risk Committee and the Cybersecurity and Digital Technology Committee of the Board. No arrangement or understanding exists between Ms. Engstrom and Ameren or, to Ameren's knowledge, any other person or persons pursuant to which Ms. Engstrom was selected as a director. Ms. Engstrom will participate in the Company’s standard non-employee director compensation program as more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 25, 2025.

Ms. Engstrom is the Global Chief Information Officer and Senior Vice President, Global Information Systems of Caterpillar, Inc. ("Caterpillar"), a leading manufacturer of construction and mining equipment, off-highway diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. Ms. Engstrom previously served as Chief Information Officer for Caterpillar Financial Services Corporation from 2018-2020, following numerous leadership positions in information technology since joining Caterpillar in 1999.

Ms. Engstrom had no business relationships with Ameren or its subsidiaries in 2024 or to the date hereof in 2025 which are required to be reported under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

ITEM 7.01 Regulation FD Disclosure.

On December 15, 2025, Ameren issued a press release announcing Ms. Engstrom's election to the Board. A copy of that press release is furnished as Exhibit 99.1 to this Report.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

99.1	Press release issued on December 15, 2025, by Ameren.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ David M. Feinberg
Name:	David M. Feinberg
Title:	Executive Vice President, General Counsel and Secretary

Date: December 15, 2025